                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 7, 2004


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


              Delaware                                    1-13461                                 76-0506313
   (State or other jurisdiction of               (Commission File Number)                      (I.R.S. Employer
   incorporation or organization)                                                            Identification No.)



                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)


                                 (713) 647-5700
               (Registrant's telephone number including area code)

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ITEM 9.  REGULATION FD DISCLOSURE

         On April 7, 2004, Group 1 Automotive, Inc., a Delaware corporation, announced its plans to conduct a conference call following the release of financial results for the first quarter ended March 31, 2004. The text of the press release is set forth below:


NEWS RELEASE                                              GROUP 1 AUTOMOTIVE INC

                                    950 Echo Lane, Suite 100, Houston, TX  77024

AT GROUP 1:                Chairman, President and CEO        B.B. Hollingsworth, Jr.       (713) 647-5700
                           Manager, Investor Relations        Kim Paper Canning             (713) 647-5700

AT Fleishman-Hillard:      Investors/Media                    Russell A. Johnson            (713) 513-9515


FOR IMMEDIATE RELEASE
WEDNESDAY, APRIL 7, 2004


               GROUP 1 AUTOMOTIVE ANNOUNCES RELEASE AND WEBCAST OF
                              FIRST-QUARTER RESULTS


HOUSTON, APRIL 7, 2004--GROUP 1 AUTOMOTIVE, INC. (NYSE: GPI), a Fortune 500 specialty retailer, announced it plans to release financial results for the first quarter ended March 31, 2004, prior to the market open on Thursday, April 29, 2004. B.B. Hollingsworth Jr., Group 1's chairman, president and chief executive officer, will host a conference call to discuss the results later that morning at 10 a.m. EDT.

The conference call will be simulcast live on the Internet and can be accessed by logging onto www.vcall.com, or www.group1auto.com. A replay will be available at these sites for 30 days.

A telephonic replay will be available following the call through May 6, 2004, by dialing: 800-405-2236 (domestic) or 303-590-3000 (international), passcode:
575442#.


ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 currently owns 82 automotive dealerships comprised of 122 franchises, 30 brands, and 29 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Jersey, New Mexico, Oklahoma, and Texas. Through its dealerships and Internet sites, the company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.

    GROUP 1 AUTOMOTIVE CAN BE REACHED ON THE INTERNET AT WWW.GROUP1AUTO.COM.

         In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Group 1 Automotive, Inc.



    April 7, 2004                   By:  /s/ B.B. Hollingsworth, Jr.
---------------------------            -----------------------------------------
        Date                           B.B. Hollingsworth, Jr.
                                       Chairman, President
                                       and Chief Executive Officer